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                       NEW CENTURY MORTGAGE SECURITIES LLC

                                  as Purchaser,

                         NEW CENTURY Credit CORPORATION

                                   as Seller,

                                       and

                             NC CAPITAL CORPORATION

                              as Responsible Party

                           __________________________

                  MORTGAGE LOAN SALE AND CONTRIBUTION AGREEMENT
                                  Series 2004-4
                          Dated as of December 16, 2004
                           __________________________



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                                TABLE OF CONTENTS
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
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                                                                                                             Page
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
ARTICLE I         DEFINITIONS...................................................................................2

   Section 1.1       Definitions................................................................................2

ARTICLE II        SALE OF MORTGAGE LOANS AND RELATED PROVISIONS.................................................2

   Section 2.1       Sale of Mortgage Loans.....................................................................2
   Section 2.2       Agreement to Purchase......................................................................5

ARTICLE III       REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH...........................................5

   Section 3.1       Representations and Warranties.............................................................5

ARTICLE IV        SELLER'S COVENANTS...........................................................................20

   Section 4.1       Covenants of the Seller...................................................................20

ARTICLE V         INDEMNIFICATION BY THE RESPONSIBLE PARTY.....................................................20

   Section 5.1       Indemnification...........................................................................20

ARTICLE VI        TERMINATION..................................................................................21

   Section 6.1       Termination...............................................................................21

ARTICLE VII       MISCELLANEOUS PROVISIONS.....................................................................21

   Section 7.1       Amendment.................................................................................21
   Section 7.2       Governing Law.............................................................................21
   Section 7.3       Notices...................................................................................21
   Section 7.4       Severability of Provisions................................................................23
   Section 7.5       Relationship of Parties...................................................................23
   Section 7.6       Counterparts..............................................................................23
   Section 7.7       Further Agreements........................................................................23
   Section 7.8       Intention of the Parties..................................................................23
   Section 7.9       Successors and Assigns; Assignment of Purchase Agreement..................................23
   Section 7.10      Survival..................................................................................24
   Section 7.11      Third Party Beneficiary...................................................................24

EXHIBIT A
                     MORTGAGE LOAN SCHEDULE...................................................................A-1

EXHIBIT B
                     FORM OF LOST NOTE AFFIDAVIT..............................................................B-1


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


                  This MORTGAGE LOAN SALE AND CONTRIBUTION AGREEMENT (this "Agreement"), dated as of December 16, 2004, is made among New Century Credit Corporation (the "Seller"), New Century Mortgage Securities, LLC (the "Purchaser") and NC Capital Corporation (the "Responsible Party").

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, the Seller owns the Mortgage Loans indicated on the Mortgage Loan Schedule attached as Exhibit 1 hereto (the "Mortgage Loans"), including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, (b) the proceeds of any insurance policies covering the Mortgage Loans and (c) its rights with respect to each of the Cap Contracts; and

                  WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser and transfer its rights under each of the Cap Contracts to the Purchaser, and that the Responsible Party make certain representations and warranties on the Closing Date and undertake certain obligations on the Closing Date with respect to such Mortgage Loans, in each case pursuant to the terms of this Agreement; and

                  WHEREAS, pursuant to the terms of an Amended and Restated Trust Agreement dated as of December 16, 2004 (the "Trust Agreement"), among the Purchaser, as depositor, Wilmington Trust Company, as owner trustee (the "Owner Trustee") and Deutsche Bank National Trust Company, as certificate registrar and certificate paying agent, the Purchaser will convey the Mortgage Loans to the Issuer; and

                  WHEREAS, pursuant to the terms of a Servicing Agreement dated as of December 16, 2004 (the "Servicing Agreement"), among New Century Mortgage Corporation, as master servicer (the "Master Servicer"), a Trust Estate designated as New Century Home Equity Loan Trust 2004-4, a Delaware statutory trust (the "Issuer") and Deutsche Bank National Trust Company ("Deutsche Bank"), as Indenture Trustee (the "Indenture Trustee"), the Master Servicer will service the Mortgage Loans directly or through one or more Sub-Servicers; and

                  WHEREAS, pursuant to the terms of an Indenture dated as of December 16, 2004 (the "Indenture"), between the Issuer and the Indenture Trustee, the Issuer will pledge the Mortgage Loans to the Indenture Trustee and issue and transfer to the Purchaser the Asset-Backed Notes, Series 2004-4, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Notes (collectively, the "Notes"), representing debt of the Issuer; and

                  WHEREAS, the parties intend these transactions to be treated for federal, state and local tax purposes as the retention by the Seller of ownership of the Mortgage Loans and issuance by the Seller of secured indebtedness evidenced by the Notes, and have mutually covenanted to treat the transactions consistent with that intent for all federal, state and local tax purposes;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1 DEFINITIONS. For all purposes of this Mortgage Loan Sale and Contribution Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached to the Indenture as Appendix A, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

                                   ARTICLE II

                  SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

                  Section 2.1 SALE OF MORTGAGE LOANS.

                  (a) The Seller, by the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse but subject to the terms of this Agreement, all of the Seller's right, title and interest in, to and under the Mortgage Loans, after giving effect to all payments due on the Mortgage Loans on or before the Cut-off Date, whether or not received including the right to any Prepayment Charges payable by the related Mortgagors in connection with any Principal Prepayments on the Mortgage Loans, whether now existing or hereafter acquired and wherever located, on the Closing Date and as of the Cut-off Date, as well as all of its right, title and interest in, to and under each of the Cap Contracts.

                  (b) In connection with such conveyances by the Seller, the Seller shall on behalf of the Purchaser deliver to the Indenture Trustee, on or before the Closing Date, the following documents or instruments with respect to each Mortgage Loan:

                  (i) the original Mortgage Note, endorsed in blank or in the following form "Pay to the order of Deutsche Bank National Trust Company, as Indenture Trustee under the applicable agreement, without recourse," with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Indenture Trustee;

                  (ii) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

                  (iii)    an original Assignment in blank;

                  (iv) the original recorded Assignment or Assignments showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Indenture Trustee as contemplated by the immediately preceding clause (iii);


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(v)               the original or copies of each assumption, modification,
                  written assurance or substitution agreement, if any; and

(vi) the original lender's title insurance policy or, if the original title policy has not been issued, the irrevocable commitment to issue the same.

                  If a material defect in any Mortgage File is discovered which may materially and adversely affect the value of the related Mortgage Loan, or the interests of the Indenture Trustee (as pledgee of the Mortgage Loans), the Noteholders or the Certificateholders in such Mortgage Loan including if any document required to be delivered to the Indenture Trustee has not been delivered (provided that a Mortgage File will not be deemed to contain a defect for an unrecorded assignment under clause (iii) above if the Seller has submitted such assignment for recording pursuant to the terms of the following paragraph), the Responsible Party shall cure such defect, repurchase the related Mortgage Loan at the Purchase Price or substitute a Qualified Substitute Mortgage Loan for the related Mortgage Loan upon the same terms and conditions set forth in Section 3.1 hereof for breaches of representations and warranties as to the Mortgage Loans.

                  With respect to a maximum of approximately 2.0% of the Mortgage Loans, by outstanding Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, if any original Mortgage Note referred to in Section 2.1(b)(i) above cannot be located, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon delivery to the Purchaser of a photocopy of such Mortgage Note, if available, with a lost note affidavit substantially in the form of Exhibit B hereto. If any of the original Mortgage Notes for which a lost note affidavit was delivered to the Purchaser is subsequently located, such original Mortgage Note shall be delivered to the Purchaser within three Business Days.

                  The Seller promptly shall (within sixty Business Days following the later of the Closing Date and the date of the receipt by the Seller of the recording information for a Mortgage but in no event later than ninety days following the Closing Date) submit or cause to be submitted for recording, at no expense to the Purchaser (or the Trust Estate or the Indenture Trustee under the Indenture), in the appropriate public office for real property records, each Assignment referred to in clauses (b)(iii) and (b)(iv) of this
Section 2.1 and shall execute each original Assignment in the following form:
"Deutsche Bank National Trust Company, as Indenture Trustee under the applicable agreement." In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Seller promptly shall prepare a substitute Assignment or cure such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

                  Notwithstanding the foregoing, however, for administrative convenience and facilitation of servicing and to reduce closing costs, the Assignments shall not be required to be submitted for recording (except with respect to any Mortgage Loan located in Maryland) unless such failure to record would result in a withdrawal or a downgrading by any Rating Agency of the rating on any Class of Notes; PROVIDED, HOWEVER, each Assignment shall be submitted for recording by the Seller in the manner described above, at no expense to the Purchaser, upon the earliest to occur of: (i) reasonable direction by Holders of Notes entitled to at least 25% of the Voting Rights, (ii) the occurrence of a Master Servicer Event of Default, (iii) the occurrence of a


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bankruptcy, insolvency or foreclosure relating to the Master Servicer, (iv) the occurrence of a servicing transfer as described in Section 6.02 of the Servicing Agreement, (v) with respect to any one Assignment, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage and (vi) any Mortgage Loan that is 90 days or more delinquent. Upon (a) receipt of written notice that recording of the Assignments is required pursuant to one or more of the conditions (excluding condition (vi) above) set forth in the preceding sentence or (b) upon the occurrence of condition (vi) in the preceding sentence, the Seller shall be required to deliver such Assignments within 30 days following receipt of such notice.

                  If any of the documents referred to in Sections 2.1(b)(ii),
(iii) or (iv) above has, as of the Closing Date, been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Purchaser or its assignee, transferee or designee of a copy of each such document certified by the Originator in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Originator, delivery to the Purchaser or its assignee, transferee or designee promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. Notice shall be provided to the Indenture Trustee and the Rating Agencies by the Seller if delivery pursuant to clause (2) above will be made more than 180 days after the Closing Date. If the original lender's title insurance policy was not delivered pursuant to Section 2.1(b)(vi) above, the Seller shall deliver or cause to be delivered to the Purchaser or its assignee, transferee or designee promptly after receipt thereof, the original lender's title insurance policy. The Seller shall deliver or cause to be delivered to the Purchaser or its assignee, transferee or designee promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

                  Each original document relating to a Mortgage Loan which is not delivered to the Purchaser or its assignee, transferee or designee, if held by the Seller, shall be so held for the benefit of the Purchaser, its assignee, transferee or designee.

                  (c) The parties hereto intend (other than for federal, state and local tax purposes) that the transactions set forth herein, including the sale of the Mortgage Loans pursuant to this Agreement, constitute a sale by the Seller to the Purchaser of all the Seller's right, title and interest in and to the Mortgage Loans and other property as and to the extent described above. In the event the transactions set forth herein are deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and such other property, to secure all of the Seller's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of California (which shall have been submitted for filing as of the Closing Date with respect to the Stated Principal Balance of the Mortgage Loans), any continuation statements with


                                       4
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respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Seller, as are necessary to perfect and protect the Purchaser's interests in each Mortgage Loan and the proceeds thereof.

                  Section 2.2 AGREEMENT TO PURCHASE.

                  The Seller agrees to sell and the Purchaser agrees to purchase, on or before December 16, 2004 (the "Closing Date"), certain fixed-rate and adjustable-rate, first lien and second lien, conventional, one- to four-family, residential mortgage loans (the "Mortgage Loans"), having an aggregate principal balance as of the close of business on December 1, 2004, (the "Cut-off Date") of $2,488,239,196.74 (the "Closing Balance"), after giving effect to all payments due on the Mortgage Loans on or before the Cut-off Date, whether or not received including the right to any Prepayment Charges payable by the related Mortgagors in connection with any Principal Prepayments on the Mortgage Loans. The purchase price payable in connection with such sale shall consist of (i) the cash proceeds from the sale of the Notes in the amount of $2,410,051,447, and (ii) delivery of the Trust Certificates to the Seller.

                  The Seller and the Purchaser intend that the sale of the Mortgage Loans to the Purchaser, followed by the Purchaser's sale of the Mortgage Loans to the Issuer, shall be treated for federal, state and local tax purposes as a transfer by the Seller directly to the Issuer (followed by the issuance by the Issuer of Notes that are intended by all parties to such issuance to be treated for federal, state and local tax purposes as indebtedness of the Seller secured by the Mortgage Loans).

                                   ARTICLE III

               REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

                  Section 3.1 REPRESENTATIONS AND WARRANTIES. The Responsible Party (in the case of (a) and (c) below) and Seller (in the case of (b) below) hereby represents and warrants to the Purchaser as of the Closing Date (or if otherwise specified below, as of the date so specified):

                  (a)      As to the Responsible Party:

                           (1) The Responsible Party is duly organized, validly existing and in good standing as a corporation under the laws of the State of California with full corporate power and authority to conduct its business as presently conducted by it to the extent material to the consummation of the transactions contemplated herein. The Responsible Party has the full corporate power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of this Agreement.

                           (2) The Responsible Party has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Seller and the Purchaser, constitutes a legal, valid and binding obligation of the Responsible Party, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or by general principles of equity.

                           (3) The execution, delivery and performance of this Agreement by the Responsible Party (x) does not conflict and will not conflict with, does not breach and will not result in a breach of and does not constitute and will not constitute a default (or an event, which with notice or lapse of time or both, would constitute a default) under (A) any terms or provisions of the articles of incorporation or by-laws of the Responsible Party, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Responsible Party is a party or by which the Responsible Party or any of its property is bound or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Responsible Party or any of its property and (y) does not create or impose and will not result in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the value of the Mortgage Loans.

                           (4) No consent, approval, authorization or order of, registration or filing with, or notice on behalf of the Responsible Party to any governmental authority or court is required, under federal laws or the laws of the State of California, for the execution, delivery and performance by the Responsible Party of, or compliance by the Responsible Party with, this Agreement or the consummation by the Responsible Party of any other transaction contemplated hereby and by the Indenture; provided, however, that the Responsible Party makes no representation or warranty regarding federal or state securities laws in connection with the sale or distribution of the Notes and Certificates.

                           (5) This Agreement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein not misleading. The written statements, reports and other documents prepared and furnished or to be prepared and furnished by the Responsible Party pursuant to this Agreement or in connection with the transactions contemplated hereby taken in the aggregate do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading.

                           (6) The Responsible Party is not in violation of, and the execution and delivery of this Agreement by the Responsible Party and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Responsible Party or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Responsible Party or its assets or might have consequences that


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


                  would materially and adversely affect the performance of its obligations and duties hereunder.

                           (7) The Responsible Party does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

                           (8) There are no actions or proceedings against, or investigations known to it of, the Responsible Party before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement or any other Basic Agreement, (B) seeking to prevent consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Responsible Party of its obligations under, or validity or enforceability of, this Agreement.

                           (9) There is no litigation currently pending or, to the best of the Responsible Party's knowledge without independent investigation, threatened against the Responsible Party that would reasonably be expected to adversely affect the issuance of the Notes and Certificates or the execution, delivery, performance or enforceability of this Agreement, or that would result in a material adverse change in the financial condition of the Responsible Party.

                  (b)      As to the Seller:

                           (1) The Seller is duly organized, validly existing and in good standing as a corporation under the laws of the State of California with full corporate power and authority to conduct its business as presently conducted by it to the extent material to the consummation of the transactions contemplated herein. The Seller has the full corporate power and authority to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the full corporate power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of this Agreement.

                           (2)      The Seller has duly authorized the
                  execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Responsible Party and the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or by general principles of equity.

                           (3) The execution, delivery and performance of this Agreement by the Seller (x) does not conflict and will not conflict with, does not breach and will not result in a breach of and does not constitute and will not constitute a default (or an event, which with notice or lapse of time or both, would constitute a default) under (A) any terms or provisions of the articles of incorporation or by-laws of


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


                  the Seller, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or by which the Seller or any of its property is bound or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or any of its property and (y) does not create or impose and will not result in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans.

                           (4) No consent, approval, authorization or order of, registration or filing with, or notice on behalf of the Seller to any governmental authority or court is required, under federal laws or the laws of the State of California, for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation by the Seller of any other transaction contemplated hereby and by the Indenture; provided, however, that the Seller makes no representation or warranty regarding federal or state securities laws in connection with the sale or distribution of the Notes and Certificates.

                           (5) This Agreement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein not misleading. The written statements, reports and other documents prepared and furnished or to be prepared and furnished by the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby taken in the aggregate do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading.

                           (6) The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder.

                           (7) The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

                           (8) Immediately prior to the sale of the Mortgage Loans to the Purchaser as herein contemplated, the Seller will be the owner of the related Mortgage and the indebtedness evidenced by the related Mortgage Note, and, upon the payment to the Seller of the Mortgage Loan Purchase Price, in the event that the Seller retains or has retained record title, the Seller shall retain such record title to each Mortgage, each related Mortgage Note and the related

                  Mortgage Files with respect thereto in trust for the Purchaser as the owner thereof from and after the date hereof.

                           (9) There are no actions or proceedings against, or investigations known to it of, the Seller before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans by the Seller or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or validity or enforceability of, this Agreement.

                           (10) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller are not subject to the bulk transfer or any similar statutory provisions.

                           (11)     [intentionally omitted]

                           (12) The Seller has not dealt with any broker, investment banker, agent or other person, except for the Purchaser or any of its affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans (except that an entity that previously financed the Seller's ownership of the Mortgage Loans may be entitled to a fee to release its security interest in the Mortgage Loans, which fee shall have been paid and which security interest shall have been released on or prior to the Closing Date).

                           (13) There is no litigation currently pending or, to the best of the Seller's knowledge without independent investigation, threatened against the Seller that would reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Notes and Certificates or the execution, delivery, performance or enforceability of this Agreement, or that would result in a material adverse change in the financial condition of the Seller.

                  (c)      As to each Mortgage Loan:

                           (1) The information set forth in the Mortgage Loan Schedule, including the field concerning any related Prepayment Charge, is complete, true and correct as of the Cut-off Date;

                           (2)      [intentionally omitted]

                           (3) (a) All payments required to be made on or before the first day of the month prior to the month of the Closing Date, with respect to such Mortgage Loan under the terms of the Mortgage Note have been made; (b) none of the Seller, the Responsible Party or the Originator has advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage and (c) as of December


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


                  1, 2004, the payment required under any Mortgage Loan will not and has not been 30 or more days delinquent more than once during the last twelve months;

                           (4) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

                           (5) To the best knowledge of the Responsible Party, the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed by the Responsible Party or the Originator or any other person in the chain of title from the Originator to the Responsible Party to the Seller to the Purchaser, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and the terms of which are reflected in the Mortgage Loan Schedule;

                           (6) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                           (7) All buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of the Servicing Agreement. All such insurance policies contain a standard mortgagee clause naming the Originator, its successors and assigns as mortgagee and all premiums thereon have been paid. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae and Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

                           (8) Any and all requirements of any federal, state or local law including, without limitation, all applicable predatory and abusive lending laws, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the origination and servicing of the Mortgage Loan have been complied with. Any and all statements or acknowledgments required to be made by the Mortgagor relating to such requirements are and will remain in the Mortgage File;

                           (9) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

                           (10) The Mortgage is a valid, existing and enforceable first or second lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the appraised value of the Mortgaged Property, (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property and (d) the first lien on the Mortgaged Property, in the case of the Mortgages that are second liens. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first or second lien and first or second priority security interest, as applicable, on the property described therein and the Seller had full right to contribute and assign the same to the Purchaser. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

                           (11) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;

                           (12) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The Mortgagor is a natural person who is a party to the Mortgage Note and the Mortgage is in an individual capacity or family trust that is guaranteed by a natural person;

                           (13) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

                           (14) As of the Closing Date and prior to the sale of the Mortgage Loan to the Purchaser, the Seller was the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

                           (15) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

                           (16) The Mortgage Loan is covered by an ALTA lender's title insurance policy, and with respect to each adjustable-rate Mortgage Loan, an adjustable rate mortgage endorsement in an amount at least equal to the balance of the Mortgage Loan as of the Cut-off Date, such endorsement substantially in the form of ALTA Form 6.0 or 6.1, acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae and Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (x)(a) and (b) above) the Originator, its successors and assigns as to the first or second priority lien of the Mortgage in the original principal amount of the Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Rate and monthly payment. Additionally, such lender's title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Originator is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Originator, the Responsible Party and the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

                           (17) Other than as specified in paragraph (3) above, if applicable, there is no default, breach, violation or event of acceleration existing under the

                  Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Originator nor the Seller has waived any default, breach, violation or event of acceleration;

                           (18) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

                           (19) All improvements which were considered in determining the Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. Each appraisal has been performed in accordance with the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989;

                           (20) The Mortgage Loan was (i) originated by the Originator or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD or
                  (ii) acquired by the Originator directly through loan brokers or correspondents such that (a) the Mortgage Loan was originated in conformity with the Originator's underwriting guidelines, (b) the Originator approved the Mortgage Loan prior to funding and (c) the Originator provided the funds used to originate the Mortgage Loan and acquired the Mortgage Loan on the date of origination thereof;

                           (21) Principal payments on the Mortgage Loan commenced no more than two months after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loan bears interest at the Mortgage Rate. With respect to the Adjustable-Rate Mortgage Loans, the Mortgage Note is payable on the first day of each month in Monthly Payments which are changed on each Adjustment Date to an amount which will amortize the Stated Principal Balance of the Mortgage Loan over its remaining term at the Mortgage Rate. Interest on the Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months. The Mortgage Note does not permit negative amortization. No Adjustable-Rate Mortgage Loan permits the Mortgagor to convert the Mortgage Rate thereon to a fixed Mortgage Rate;

                           (22) The origination and collection practices used by the Master Servicer with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry. The Mortgage Loan has been serviced in accordance with the terms of the Mortgage Note. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, the Master Servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the Master Servicer have been capitalized under any Mortgage or the related Mortgage Note;

                           (23) The Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

                           (24) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale and
                  (b) otherwise by judicial foreclosure. Since the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. To the best of the Seller's knowledge, the Mortgagor has not notified the Originator or the Master Servicer of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act and, to the best of the Responsible Party's knowledge, no such request has been made or allowance granted.

                           (25) The related Mortgaged Property is not a leasehold estate or, if such Mortgaged Property is a leasehold estate, the remaining term of such lease is at least ten (10) years greater than the remaining term of the related Mortgage Note;

                           (26) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (10) above;

                           (27) The Mortgage File contains an appraisal of the related Mortgaged Property made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser, approved by the Originator or the Responsible Party, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of Fannie Mae and Freddie Mac;

                           (28) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                           (29) No Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Originator, the Responsible Party, the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a "buydown" provision. The Mortgage Loans are not graduated payment mortgage loans and the Mortgage Loans do not have shared appreciation or other contingent interest features;

                           (30) With respect to the Adjustable-Rate Mortgage Loans, the Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of Adjustable-Rate Mortgage Loans; and if the Mortgage Loan is a Refinanced Mortgage Loan, the Mortgagor has received all disclosure and rescission materials required by applicable law with respect to the making of a Refinanced Mortgage Loan, and evidence of such receipt is and will remain in the Mortgage File;

                           (31)     No Mortgage Loan was made in connection with
                  (a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;

                           (32)     [Reserved];

                           (33)     The Mortgaged Property is lawfully
                  occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

                           (34) No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

                           (35) Each Assignment is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

                           (36) Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first or second lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie

                  Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

                           (37)     No Mortgage Loan has a balloon payment
                  feature;

                           (38) If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the Fannie Mae's eligibility requirements;

                           (39) Except with respect to 23.42% of the Mortgage Loans (by aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date), neither the Originator nor any affiliate of the Originator has made a mortgage on any Mortgaged Property other than the Mortgage Loan;

                           (40)     [Reserved];

                           (41) The Mortgage Loan was not intentionally selected in a manner intended to adversely affect the interest of the Purchaser;

                           (42)     [Reserved];

                           (43) The Mortgaged Property consists of a parcel of real property of not more than ten acres with a single family residence erected thereon, or a two to four-family dwelling, or a multi-family property, or an individual condominium unit in a low-rise or high-rise condominium project, or an individual unit in a planned unit development. The Mortgaged Property is improved with a Residential Dwelling. Without limiting the foregoing, the Mortgaged Property does not consist of any of the following property types: (a) co-operative units, (b) log homes, (c) earthen homes, (d) underground homes, (e) mobile homes and (f) manufactured homes (as defined in the Fannie Mae Originator-Servicer's Guide), except when the appraisal indicates that the home is of comparable construction to a stick or beam construction home, is readily marketable, has been permanently affixed to the site and is not in a mobile home "park." The Mortgaged Property is either a fee simple estate or a long-term residential lease. If the Mortgage Loan is secured by a long-term residential lease, unless otherwise specifically disclosed in the Mortgage Loan Schedule, (A) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent (or the lessor's consent has been obtained and such consent is the Mortgage File) and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protection; (B) the terms of such lease do not (x) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default or (y) prohibit the holder of the Mortgage from being insured under the hazard insurance policy relating to the Mortgaged Property; (C) the original term of such lease is not less than 15 years; (D) the term of such lease does not terminate earlier than ten years after the maturity date of the Mortgage Note; and (E) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates for residential properties is an accepted practice;

                           (44)     At the time of origination, the
                  Loan-To-Value Ratio of the Mortgage Loan was not greater than 100.00%;

                           (45) The Mortgage, and if required by applicable law the related Mortgage Note, contains a provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee, at the option of the Mortgagee;

                           (46)     The Mortgage Loan either contains a
                  customary due-on-sale clause or may be assumed by a creditworthy purchaser of the related Mortgaged Property;

                           (47)     As of any Adjustment Date for any
                  Adjustable-Rate Mortgage Loan, the Index applicable to the determination of the Mortgage Rate on such Mortgage Loan will be the average of the interbank offered rates for six-month or one-month United States dollar deposits in the London market, generally as published in The Wall Street Journal and as most recently available as of either (i) the first business day 45 days prior to such Adjustment Date or (ii) the first business day of the month preceding the month of such Adjustment Date, as specified in the related Mortgage Note;

                           (48)     [Reserved];

                           (49) The Originator is a HUD approved mortgagee pursuant to Section 203 and Section 211 of the National Housing Act. No event has occurred, including but not limited to a change in insurance coverage, that would make the Originator unable to comply with HUD eligibility requirements or that would require notification to HUD;

                           (50) No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994 ("HOEPA") and no Mortgage Loan is in violation of any comparable state law;

                           (51) No Mortgage Loan that was originated on or after October 1, 2002 and before March 7, 2003 is secured by property located in the State of Georgia;

                           (52) No Mortgage Loan that was originated on or after March 7, 2003, is a "high cost home loan" as defined under the Georgia Fair Lending Act;

                           (53) (a) No Mortgage Loan is a "high cost home," "covered," (excluding home loans defined as "covered home loans" pursuant to clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002), "high risk home" or "predatory" loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);

                           (54) No proceeds from any Mortgage Loan were used to finance single-premium credit insurance policies;

                           (55) No Mortgage Loan originated on or after October 1, 2002 will impose a Prepayment Charge for a term in excess of three years. Any Mortgage Loans originated prior to such date will not impose Prepayment Charges in excess of five years;

                           (56) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws;

                           (57) Each Prepayment Charge is enforceable and was originated in compliance with all applicable federal, state and local laws (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws affecting creditor's rights generally or the collectability thereof may be limited due to acceleration in connection with a foreclosure);

                           (58) None of the Mortgage Loans are High Cost as defined by the applicable predatory and abusive lending laws; and

                           (59) No Mortgage Loan is a high cost loan or a covered loan, as applicable (as such terms are defined in Standard & Poor's LEVELS Version 5.6 Glossary Revised, Appendix E.

                  Upon discovery by the Responsible Party or upon notice from the Purchaser, the Issuer, the Owner Trustee, the Master Servicer or the Indenture Trustee, as applicable, of any materially defective document in, or that a document was not transferred by the Seller (as listed on the Indenture Trustee's preliminary exception report) as part of any Mortgage File, or of a breach of any representation or warranty in this Section which materially and adversely affects the interests of the Noteholders or the Certificateholders, as applicable, (it being understood that with respect to the representations and warranties set forth in (50), (51), (52), (53), (54) and (55) of Section 3.1(c) herein, a breach of any such representation or warranty shall in and of itself be deemed to materially adversely affect the interest therein of the Purchaser and the Purchaser's assignee, transferee or designee) in any Mortgage Loan, the Responsible Party shall, within 60 days of its discovery or its receipt of notice of such breach, deliver such missing document or cure such defect or breach in all material respects or, in the event the Responsible Party cannot deliver such missing document or cannot cure such defect or breach (it being understood that with respect to the representations and warranties set forth in
(50), (51), (52), (53), (54) and (55) of Section 3.1(c) herein, a breach of any such representation or warranty shall in and of itself be deemed to materially adversely affect the interest therein of the Purchaser and the Purchaser's assignee, transferee or designee), the Responsible Party shall, within ninety
(90) days of its
discovery or receipt of notice, either (i) repurchase the affected Mortgage Loan at the Purchase Price (as such term is defined in the Indenture) or (ii) pursuant to the provisions of the Indenture, cause the removal of such Mortgage Loan from the Trust and substitute one or more Qualified Substitute Mortgage Loans; provided, however, the Responsible Party may not substitute a Qualified Substitute Mortgage Loan for any Deleted Mortgage Loan that violates any predatory or abusive lending law. The Responsible Party shall amend the Closing Schedule to reflect the withdrawal of such Mortgage Loan from the terms of this Agreement and the Indenture. The Responsible Party shall deliver to the Purchaser such amended Closing Schedule and shall deliver such other documents as are required by this Agreement within five (5) days of any such amendment. Any repurchase pursuant to this Section 3.1(c) shall be accomplished by transfer to an account designated by the Purchaser of the amount of the Purchase Price (as such term is defined in the Indenture) in accordance with Section 2.03 of the Servicing Agreement. Any repurchase required by this Section 3.1(c) shall be made in a manner consistent with Section 2.03 of the Servicing Agreement. The Purchase Price for any such Mortgage Loan repurchased by the Responsible Party shall be paid by the Responsible Party to the Master Servicer for deposit in the Collection Account maintained by it pursuant to Section 3.10 of the Servicing Agreement.

                  (c) It is understood and agreed that the obligations of the Responsible Party set forth in this Section 3.1 to cure or repurchase a defective Mortgage Loan shall, except to the extent provided in Section 5.1 of this Agreement, constitute the sole remedies of the Purchaser, the Issuer, the Certificateholders (or the Owner Trustee on behalf of the Certificateholders) and the Noteholders (or the Indenture Trustee, or the Master Servicer, acting pursuant to the Servicing Agreement, on behalf of the Noteholders) against the Responsible Party respecting a missing document or a breach of the representations and warranties contained in this Section 3.1. It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the respective Mortgage Files to the Issuer.

                                   ARTICLE IV

                               SELLER'S COVENANTS

                  Section 4.1 COVENANTS OF THE SELLER. The Seller hereby covenants that, except for the transfer hereunder with respect to the Mortgage Loans, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Lien on, any Mortgage Loan, whether now existing or hereafter created, or any interest therein; the Seller will notify the Issuer, as assignee of the Purchaser, of the existence of any Lien (other than as provided above) on any Mortgage Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of each of the Issuer and the Indenture Trustee, as assignee of the Purchaser and the Issuer, respectively, in, to and under the Mortgage Loans, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.

                                    ARTICLE V

                    INDEMNIFICATION BY THE RESPONSIBLE PARTY

                  Section 5.1 INDEMNIFICATION. The Responsible Party shall indemnify and hold harmless each of (i) the Purchaser, (ii) the Underwriters,
(iii) the Person, if any, to which the Purchaser assigns its rights in and to a Mortgage Loan and each of their respective successors and assigns and (iv) each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act") ((i) through (iv) collectively, the "Indemnified Party") against any and all losses, claims, expenses, damages or liabilities to which the Indemnified Party may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or the omission or the alleged omission to state therein the material fact necessary in order to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with (i) information furnished in writing to the Purchaser or any of its affiliates by the Originator or any of its affiliates specifically for use therein, which shall include, with respect to the Prospectus Supplement, the information set forth under the captions "Summary--The Mortgage Loans," "Risk Factors" (to the extent of information concerning the Mortgage Loans contained therein), "The Mortgage Pool", or (ii) the data files containing information with respect to the Mortgage Loans as transmitted by modem to the Purchaser by the Responsible Party or any of its affiliates (as such transmitted information may have been amended in writing by the Responsible Party or any of its affiliates with the written consent of the Purchaser subsequent to such transmission), (b) any representation, warranty or covenant made by the Responsible Party or any affiliate of the Responsible Party herein or in the Servicing Agreement, on which the Purchaser has relied, being, or alleged to be, untrue or incorrect or
(c) any updated collateral information provided by any Underwriter to a purchaser of the Notes or Certificates derived from the data contained in clause
(ii) and the Remittance Report or a current collateral tape obtained from the Responsible Party or an affiliate of the Responsible Party, including the current principal balances of the Mortgage Loans; provided, however, that to the extent that any such losses, claims, expenses, damages or liabilities to which the Indemnified Party may become subject arise out of or are based upon both (1) statements, omissions, representations, warranties or covenants of the Seller described in clause (a), (b) or (c) above and (2) any other factual basis, the Responsible Party shall indemnify and hold harmless the Indemnified Party only to the extent that the losses, claims, expenses, damages, or liabilities of the person or persons asserting the claim are determined to rise from or be based upon matters set forth in clause (1) above and do not result from the gross negligence or willful misconduct of such Indemnified Party. This indemnity shall be in addition to any liability that the Responsible Party may otherwise have.

                                   ARTICLE VI

                                   TERMINATION

                  Section 6.1 TERMINATION. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the Responsible Party's indemnity obligations as provided herein, upon the termination of the Issuer pursuant to the terms of the Trust Agreement.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

                  Section 7.1 AMENDMENT. This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the Seller and the Purchaser, which consent shall not be unreasonably withheld.

                  Section 7.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  Section 7.3 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered addressed as follows:

                  (i)      if to the Seller:
                                            New Century Credit Corporation
                                            18400 Von Klarman, Suite 1000
                                            Irvine, California 92612
                                            Attention: Kevin Cloyd

or, such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

                  (ii)     if to the Purchaser:
                                            New Century Mortgage Securities LLC
                                            18400 Von Klarman, Suite 1000
                                            Irvine, California 92612
                                            Attention: Kevin Cloyd
or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

                  (iii)    if to the Responsible Party:
                                            NC Capital Corporation
                                            18400 Von Klarman, Suite 1000
                                            Irvine, California 92612
                                            Attention: Kevin Cloyd

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

                  (iv)     if to the Owner Trustee:
                                            Wilmington Trust Company
                                            Rodney Square North
                                            1100 North Market Street
                                            Wilmington, Delaware 19890-0001
                                            Attention: Corporate Trust
                                            Administration

                  (v)      if to the Issuer:
                                            New Century Home Equity Loan Trust
                                            Series 2004-4
                                            c/o New Century Mortgage
                                            Securities, Inc.
                                            18400 Von Klarman, Suite 1000
                                            Irvine, California 92612
                                            Attention: Kevin Cloyd

                  (vi)     if to the Indenture Trustee:
                                            Deutsche Bank National Trust Company
                                            1761 East St. Andrew Place
                                            Santa Ana, California 92705-4934
                                            Attention: Trust Administration -
                                            NC0404

                  Section 7.4 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  Section 7.5 RELATIONSHIP OF PARTIES. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto, and the services of the Seller shall be rendered as an independent contractor and not as agent for the Purchaser.

                 Section 7.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts together shall constitute one and the same agreement.

                  Section 7.7 FURTHER AGREEMENTS. The Purchaser, the Responsible Party and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

                  Section 7.8 INTENTION OF THE PARTIES. The Seller and the Purchaser agree that it is their intention that the sale of the Mortgage Loans to the Purchaser, and the Purchaser's sale of the Mortgage Loans to the Issuer pursuant to the Trust Agreement shall be treated for federal, stated and local tax purposes as a transfer directly by the Seller to the Issuer (with the Issuer's issuance of the Notes treated for federal, state and local tax purposes as the issuance by the Seller of indebtedness secured by the Mortgage Loans) and mutually covenant to report this and all related transactions for all federal, stated and local tax reporting purposes in a manner consistent with that intent. The Purchaser will have the right to review the Mortgage Loans and the Related Documents to determine the characteristics of the Mortgage Loans which will affect the federal, stated and local tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

                  Section 7.9 SUCCESSORS AND ASSIGNS; ASSIGNMENT OF PURCHASE AGREEMENT. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Responsible Party, the Purchaser and their respective successors and assigns. The obligations of the Seller and the Responsible Party under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser, which consent shall be at the Purchaser's sole discretion. The parties hereto acknowledge that (i) the Purchaser is acquiring the Mortgage Loans for the purpose of selling them to the Issuer who will in turn pledge the Mortgage Loans to the Indenture Trustee for the benefit of the Noteholders and (ii) the Purchaser is acquiring the rights with respect to the Cap Contracts for the purpose of transferring them to the Issuer who will in turn assign these rights to the Indenture Trustee for the benefit of the Noteholders. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller and the Responsible Party acknowledge and consent to
(i) the assignment by the Purchaser to the Issuer of all of the Purchaser's rights against the Seller and the Responsible Party pursuant to this Agreement and to the enforcement or exercise of any right or remedy against the Seller and the Responsible Party pursuant to this Agreement as assigned by the Purchaser and (ii) the assignment by the Issuer to the Indenture Trustee of such rights and to the enforcement or exercise of any right or remedy by the Indenture Trustee, or the Master Servicer acting pursuant to the Servicing Agreement, against the Seller and the Responsible Party pursuant to this Agreement as assigned by the Issuer. Such enforcement of a right or remedy by the Issuer, the Owner Trustee, the Master Servicer or the Indenture Trustee, as applicable, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

                  Section 7.10 SURVIVAL. The representations and warranties made herein by the Seller and the Responsible Party and the provisions of Article V hereof shall survive the purchase of the Mortgage Loans hereunder.

                  Section 7.11 THIRD PARTY BENEFICIARY. The Indenture Trustee shall be deemed a third-party beneficiary of this Agreement to the same extent as if it were a party hereto, and shall have the right to enforce the provisions of this Agreement.

                  IN WITNESS WHEREOF, the Seller, the Responsible Party and the Purchaser have caused their names to be signed to this Mortgage Loan Sale and Contribution Agreement by their respective officers thereunto duly authorized as of the day and year first above written.


                                            NEW CENTURY MORTGAGE SECURITIES, LLC
                                            as Purchaser


                                            By:____________________________
                                            Name:
                                            Title:


                                            NEW CENTURY CREDIT CORPORATION
                                            as Seller


                                            By:____________________________
                                            Name:
                                            Title:


                                            NC CAPITAL CORPORATION
                                            as Responsible Party


                                            By:____________________________
                                            Name:
                                            Title:

                                    EXHIBIT A


                             MORTGAGE LOAN SCHEDULE

                                (Filed Manually)

                                    EXHIBIT B


                           FORM OF LOST NOTE AFFIDAVIT

Loan #: ____________
Borrower: _____________


                               LOST NOTE AFFIDAVIT


                  I, as ____________________ of ______________________, a
_______________ corporation am authorized to make this Affidavit on behalf of
_____________________ (the "Seller"). In connection with the administration of the Mortgage Loans held by ____________________, a _________________ corporation as Seller on behalf of New Century Mortgage Securities, Inc. (the "Purchaser"), _____________________ (the "Deponent"), being duly sworn, deposes and says that:

         1.       The Seller's address is: _____________________

                                           _____________________

                                           _____________________

         2. The Seller previously delivered to the Purchaser a signed Initial Certification with respect to such Mortgage and/or Assignment of Mortgage.

         3. Such Mortgage Note and/or Assignment of Mortgage was assigned or sold to the Purchaser by ________________________, a
                  ____________ corporation pursuant to the terms and provisions of a Mortgage Loan Sale and Contribution Agreement dated as of __________ __, _____.

         4. Such Mortgage Note and/or Assignment of Mortgage is not outstanding pursuant to a request for release of Documents.

         5. Aforesaid Mortgage Note and/or Assignment of Mortgage (the "Original") has been lost.

         6. Deponent has made or caused to be made a diligent search for the Original and has been unable to find or recover same.

         7. The Seller was the Seller of the Original at the time of the loss.

         8. Deponent agrees that, if said Original should ever come into Seller's possession, custody or power, Seller will immediately and without consideration surrender the Original to the Purchaser.

         9. Attached hereto is a true and correct copy of (i) the Note, endorsed in blank by the Mortgagee and (ii) the Mortgage or Deed of Trust (strike one) which secures the Note, which Mortgage or Deed of Trust is recorded in the county where the property is located.

         10. Deponent hereby agrees that the Seller (a) shall indemnify and hold harmless the Purchaser, its successors and assigns, against any loss, liability or damage, including reasonable attorney's fees, resulting from the unavailability of any Notes, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Affidavit, (ii) any claim of any party that has already purchased a mortgage loan evidenced by the Lost Note or any interest in such mortgage loan, (iii) any claim of any borrower with respect to the existence of terms of a mortgage loan evidenced by the Lost Note on the related property to the fact that the mortgage loan is not evidenced by an original note and (iv) the issuance of a new instrument in lieu thereof (items (i) through (iv) above hereinafter referred to as the "Losses") and (b) if required by any Rating Agency in connection with placing such Lost Note into a securitization, shall obtain a surety from an insurer acceptable to the applicable Rating Agency to cover any Losses with respect to such Lost Note.

         11. This Affidavit is intended to be relied upon by the Purchaser, its successors and assigns. _____________________, a ______________ corporation represents and warrants that is has the authority to perform its obligations under this Affidavit of Lost Note.

         Executed this ____ day, of ___________ _____.

                                                       SELLER


                                                       By:______________________
                                                       Name:
                                                       Title:


                  On this _____ day of ________, _____, before me appeared _________________ to me personally known, who being duly sworn did say that he is the _____________________ of ____________________ a ______________
corporation and that said Affidavit of Lost Note was signed and sealed on behalf of such corporation and said acknowledged this instrument to be the free act and deed of said corporation.


                                                       Signature:


                                                       [Seal]